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                                                                   EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         I, William C. Straub, Senior Vice President and Chief Accounting Officer (Principal Financial and Accounting Officer) of Mariner Health Care, Inc. (the "Company"), certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 23, 2002


/s/ William C. Straub
---------------------------------------------
William C. Straub
Senior Vice President and Chief
Accounting Officer (Principal
Financial and Accounting Officer)